UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________________________________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
_______________________________________________________________________________________________________________

	Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IRHYTHM TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V44859-P09697 IRHYTHM TECHNOLOGIES, INC. 699 8TH STREET, SUITE 600 SAN FRANCISCO, CALIFORNIA 94103 IRHYTHM TECHNOLOGIES, INC. 2024 Annual Meeting Vote by May 28, 2024 11:59 PM ET You invested in IRHYTHM TECHNOLOGIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 29, 2024 9:00 AM Pacific Time Virtually at: www.virtualshareholdermeeting.com/IRTC2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V44860-P09697 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect nine directors to serve until our 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified. For All Nominees: 01) C. Noel Bairey Merz, M.D. 02) Quentin S. Blackford 03) Bruce G. Bodaken 04) Karen Ling 05) Mojdeh Poul 06) Mark J. Rubash 07) Ralph Snyderman, M.D. 08) Abhijit Y. Talwalkar 09) Brian Yoor 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. For 3. To approve, on a non-binding advisory basis, the named executive officer compensation. For 4. To approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted pursuant to recent amendments to the Delaware General Corporation Law. For 5. To select, on a non-binding advisory basis, whether future advisory votes on the compensation of our named executive officers should be every one, two, or three years. 1 Year NOTE: In their discretion, the proxies may transact such other business as may properly come before the meeting or any adjournment thereof.